                SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that John D. McNeil, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn, Margaret Sears Mead and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life Insurance and Annuity Company of New York, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                       /s/ John D. McNeil
                                       -----------------------------------
                                       John D. McNeil


July 25, 1996

                SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that Robert P. Vrolyk, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn,
Margaret Sears Mead and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life Insurance and Annuity Company of New York, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                       /s/ Robert P. Vrolyk
                                       -----------------------------------
                                       Robert P. Vrolyk


July 25, 1996

                SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that Richard B. Bailey, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn,
Margaret Sears Mead and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life Insurance and Annuity Company of New York, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                       /s/ Richard B. Bailey
                                       -----------------------------------
                                       Richard B. Bailey


July 25, 1996

                SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that A. Keith Brodkin, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn,
Margaret Sears Mead and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life Insurance and Annuity Company of New York, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                       /s/ A. Keith Brodin
                                       -----------------------------------
                                       A. Keith Brodkin


July 25, 1996

                SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that M. Colyer Crum, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn,
Margaret Sears Mead and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life Insurance and Annuity Company of New York, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                       /s/ M. Colyer Crum
                                       -----------------------------------
                                       M. Colyer Crum


July 25, 1996

                SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that John R. Gardner, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn,
Margaret Sears Mead and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life Insurance and Annuity Company of New York, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                       /s/ John R. Gardner
                                       -----------------------------------
                                       John R. Gardner


July 25, 1996

                SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that David D. Horn, whose signature appears below, constitutes and appoints Bonnie S. Angus, Margaret Sears Mead and David
N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life Insurance and Annuity Company of New York, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                       /s/ David D. Horn
                                       -----------------------------------
                                       David D. Horn


July 25, 1996

                SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that John G. Ireland, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn,
Margaret Sears Mead and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life Insurance and Annuity Company of New York, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                       /s/ John G. Ireland
                                       -----------------------------------
                                       John G. Ireland


July 25, 1996

                SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that John S. Lane, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn,
Margaret Sears Mead and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life Insurance and Annuity Company of New York, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                       /s/ John S. Lane
                                       -----------------------------------
                                       John S. Lane


July 25, 1996

                SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that Angus A. MacNaughton, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn,
Margaret Sears Mead and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life Insurance and Annuity Company of New York, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                       /s/ Angus A. MacNaughton
                                       -----------------------------------
                                       Angus A. MacNaughton


July 25, 1996

                SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that Pamela T. Timmins, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn,
Margaret Sears Mead and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life Insurance and Annuity Company of New York, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                       /s/ Pamela T. Timmins
                                       -----------------------------------
                                       Pamela T. Timmins


July 25, 1996